Exhibit 15

November 8, 1996

Merrill Lynch & Co., Inc.
World Financial Center
North Tower
New York, NY 10281

We have made a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the unaudited interim consolidated financial information of Merrill Lynch & Co., Inc. and subsidiaries as of September 27, 1996 and for the three and nine-month periods ended September 27, 1996 and September 29, 1995 as indicated in our report dated November 8, 1996; because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended September 27, 1996, is incorporated by reference in the following documents, as amended:

Filed on Form S-8:

     Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

     Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

     Registration Statement No. 33-33336 (Long Term Incentive Compensation Plan)

     Registration Statement No. 33-51831 (Long Term Incentive Compensation Plan)

     Registration Statement No. 33-02275 (Long Term Incentive Compensation Plan)

     Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

     Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

     Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
       (Puerto Rico))


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     Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
       Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a
       Select Group of Eligible Employees)

     Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a
       Select Group of Eligible Employees)

     Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a
       Select Group of Eligible Employees)

     Registration Statement No. 33-00863 (401(k) Savings & Incentive Plan)

     Registration Statement No. 333-13367 (Restricted Stock Plan For Former
       Employees of Hotchkis and Wiley)

     Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
       Plan for a Select Group of Eligible Employees)

Filed on Form S-3:

     Debt Securities

     Registration Statement No. 33-54218

     Registration Statement No. 2-78338

     Registration Statement No. 2-89519

     Registration Statement No. 2-83477

     Registration Statement No. 33-03602

     Registration Statement No. 33-17965

     Registration Statement No. 33-27512

     Registration Statement No. 33-35456

     Registration Statement No. 33-42041

     Registration Statement No. 33-45327

     Registration Statement No. 33-49947

     Registration Statement No. 33-51489


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     Registration Statement No. 33-52647

     Registration Statement No. 33-60413

     Registration Statement No. 33-61559

     Registration Statement No. 33-65135

     Registration Statement No. 333-13649

     Medium Term Notes

     Registration Statement No. 2-96315

     Registration Statement No. 33-03079

     Registration Statement No. 33-05125

     Registration Statement No. 33-09910

     Registration Statement No. 33-16165

     Registration Statement No. 33-19820

     Registration Statement No. 33-23605

     Registration Statement No. 33-27549

     Registration Statement No. 33-38879

     Other Securities

     Registration Statement No. 33-19975 (Remarketed Preferred Stock, Series C)

     Registration Statement No. 33-33335 (Common Stock)

     Registration Statement No. 33-45777 (Common Stock)

     Registration Statement No. 33-55363 (Preferred Stock)

We are also aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of the Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.

/s/ Deloitte & Touche LLP
    New York, New York